Exhibit 99.1



                     EXHIBIT 99.1 - JOINT FILING AGREEMENT



The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G and any amendments thereto with respect to the equity securities (as defined in Rule 13d-1(i)) of the issuer, beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G and any amendments thereto.


Date:  January 6, 2011

                                  First Trust Portfolios L.P.


                                  By: /s/ Mark R. Bradley
                                      ---------------------------
                                      Name:  Mark R. Bradley
                                      Title: Chief Financial Officer and
                                             Chief Operating Officer



                                  First Trust Advisors L.P.


                                  By: /s/ Mark R. Bradley
                                      ---------------------------
                                      Name:  Mark R. Bradley
                                      Title: Chief Financial Officer and
                                             Chief Operating Officer




                                  The Charger Corporation


                                  By: /s/ Mark R. Bradley
                                      ---------------------------
                                      Name:  Mark R. Bradley
                                      Title: Treasurer